                                                LOGO

                                                         -----------------------
                                                                Hansberger
                                                         -----------------------
                                                              Institutional
                                                                  Series
                                                         -----------------------

                                                PROSPECTUS

                                                International Fund

                                                Emerging Markets Fund

                                                Foreign Small Cap Fund

                                                All Countries Fund(SM)

                        HANSBERGER INSTITUTIONAL SERIES

                                   PROSPECTUS

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Introduction...............................................................   2
Fee Summary................................................................   3
Investment Objectives and Policies.........................................   6
Risk Factors...............................................................  14
Investment Limitations.....................................................  16
Purchase and Redemption of Shares..........................................  17
Shareholder Services.......................................................  21
Management of the Fund.....................................................  23
Valuation of Shares........................................................  25
Performance Information....................................................  26
Dividends and Capital Gains Distributions..................................  26
Taxes......................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28

                                     LOGO

                        HANSBERGER INSTITUTIONAL SERIES
                          515 EAST LAS OLAS BOULEVARD
                                  SUITE 1300
                           FORT LAUDERDALE, FLORIDA
                          TELEPHONE NO. 954-522-5150

  Hansberger Institutional Series (the "Trust"), a diversified management investment company, is designed to provide institutional investors with multi-national investment opportunities professionally managed by Hansberger Global Investors, Inc. (the "Adviser"). The Trust currently consists of four separate investment series (the "Funds") offering a range of investment choices. The Funds and their investment objectives are:

  International Fund. Seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries.

  Emerging Markets Fund. Seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

  Foreign Small Cap Fund. Seeks to achieve long-term capital growth through a policy of investing primarily in equity securities of issuers with relatively small market capitalizations located outside the United States.

  All Countries Fund(SM.) Seeks to achieve long-term capital growth through a policy of investing primarily in securities of companies located in any country, including the United States.

  Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Fund, nor can there be any assurance that a Fund's investment objective will be attained. Each Fund may invest without limit in developing countries, borrow money for investment purposes, invest in a variety of derivative instruments, and may invest up to 15% of its net assets in illiquid securities, each of which may involve greater risk and/or increased Fund expenses. In addition, investments in foreign securities involve certain risks which are not normally involved in investment in U.S. securities. See "RISK FACTORS." Investors should carefully consider these risks before investing.


  This Prospectus sets forth concisely information about the Funds that you should know before investing. You should read it carefully and retain it for future reference. Additional information about the Funds appears in a Statement of Additional Information ("SAI"), also dated May 1, 1998, and has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated in this Prospectus by reference. The SAI is available upon request and without charge by writing or calling the Trust at the address or telephone number provided above.

-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 1998.

                                 INTRODUCTION

  This Prospectus describes the International Fund, Emerging Markets Fund, Foreign Small Cap Fund and All Countries FundSM (the "Funds"), four diversified series of shares offered by the Hansberger Institutional Series (the "Trust"), an open-end management investment company. Each Fund's investment objective is long-term capital growth, but follows different investment policies, and invests primarily in certain securities consistent with those policies in attempting to meet its objective. See "INVESTMENT OBJECTIVES AND POLICIES."

INVESTMENT ADVISER

  Hansberger Global Investors, Inc. (the "Adviser") serves as investment adviser to the Funds. See "MANAGEMENT OF THE FUND--Investment Adviser."

INVESTMENT RISKS

  There can be no assurance that any Fund will achieve its investment objectives. In addition, special risks may be presented by the particular investment policies of each Fund. For example, each Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each of the Funds' investment strategies involves specific risks described in this Prospectus under "INVESTMENT OBJECTIVES AND POLICIES" and "RISK FACTORS," and under "INVESTMENT POLICIES AND TECHNIQUES" and "'ADDITIONAL RISK FACTORS" in the SAI.

HOW TO INVEST

  You may purchase shares at the Offering Price by check or by wire directly from the Trust. The Offering Price is the net asset value per share next determined after the Fund's transfer agent receives your order. See "FEE SUMMARY." Your minimum initial investment in the Trust is normally $1,000,000, and each subsequent investment must be at least $100,000. At its discretion, the Adviser may waive minimum investment requirements for certain investors, clients and employees. No minimum applies to automatic reinvestment of dividends and capital gains distributions. You may be charged a fee if you effect transactions through a broker or agent. See "PURCHASE AND REDEMPTION OF SHARES." CURRENTLY, SHARES OF FOREIGN SMALL CAP FUND AND ALL COUNTRIES FUND SM ARE NOT BEING OFFERED OR SOLD.

HOW TO REDEEM SHARES

  You may redeem your shares of a Fund at any time at the net asset value per share next determined after the Trust receives your redemption request in "good order." Each Fund's net asset value per share fluctuates, so a share's redemption price may be more or less than its purchase price. If you reduce your total investment in a Fund to less than the minimum required initial investment amount, your investment may be subject to redemption. See "PURCHASE AND REDEMPTION OF SHARES."

DIVIDENDS AND OTHER DISTRIBUTIONS

  Each Fund expects to pay dividends and distribute capital gains at least annually. Unless you provide written notice to the Fund to the contrary, dividends and distributions will be automatically reinvested. See "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS."

                                  FEE SUMMARY

  The following table and example are intended to assist you in understanding the expenses and fees that a shareholder of a Fund will incur:

                                                   EMERGING  FOREIGN     ALL
                                     INTERNATIONAL MARKETS  SMALL CAP COUNTRIES
                                         FUND        FUND     FUND+    FUNDSM+
                                     ------------- -------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES*
Maximum Sales Load Imposed on
 Purchases.........................      None        None     None      None
Maximum Deferred Sales Load........      None        None     None      None
Maximum Deferred Sales Load Imposed
 on Reinvested Dividends...........      None        None     None      None
Exchange Fees......................      None        None     None      None
Redemption Fees....................      0.50%       1.00%    1.00%     0.50%
                                         ====        ====     ====      ====
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees (after voluntary
 waivers)**........................      0.52%       0.46%    0.90%     0.75%
12b-1 Fees.........................      None        None     None      None
Other Expenses (after voluntary
 reimbursements)***................      0.48%       1.04%    0.35%     0.25%
                                         ----        ----     ----      ----
Total Fund Operating Expenses
 (after voluntary waivers and
 reimbursements)****...............      1.00%       1.50%    1.25%     1.00%
                                         ====        ====     ====      ====

--------


* Shareholders will be charged a transaction fee, which is payable directly to the Fund, in connection with each purchase and redemption of shares of the Fund. The transaction fee is intended to allocate transaction costs associated with purchases and redemptions of shares of the Fund to investors actually making such purchases and redemptions rather than to the Fund's other shareholders. The transaction fee represents the Adviser's estimate of such transaction costs, which include the costs of acquiring and disposing of the Fund's portfolio securities. The transaction fee is 1.00% for the Emerging Markets and Foreign Small Cap Funds and 0.50% for the International and All Countries Funds. THE TRANSACTION FEE IS NOT A SALES CHARGE OR LOAD, AND IS RETAINED BY THE FUND. The fee does not apply to, and is not charged in connection with exchanges from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.
** Reflects voluntary waivers of fees by the Adviser. In the absence of such voluntary waivers, management fees for the International Fund and the Emerging Markets Fund were 0.75% and 1.00%, respectively, for the fiscal year ended December 31, 1997.
*** Reflects voluntary reimbursements of fees and other expenses by the Adviser. In the absence of such voluntary reimbursements, Other Expenses for the International Fund and the Emerging Markets Fund were 0.54% and 1.18%, respectively, for the fiscal year ended December 31, 1997. Other Expenses for the Foreign Small Cap Fund and the All Countries FundSM, absent such voluntary waivers and reimbursements, are estimated to be 0.40% and 0.45%, respectively, for the fiscal year ending December 31, 1998.
**** Reflects voluntary waivers and reimbursements of fees by the Adviser. In the absence of such voluntary waivers or reimbursements, Total Fund Operating Expenses for the International Fund and the Emerging Markets Fund would have been 1.29% and 2.18%, respectively, for the fiscal year ended December 31, 1997. Other Expenses for the Foreign Small Cap Fund and the All Countries FundSM, absent such voluntary waivers and reimbursements, are estimated to be 1.30% and 1.20%, respectively, for the fiscal year ending December 31, 1998.
+ As of May 1, 1998, the Foreign Small Cap Fund and All Countries FundSM had not yet commenced operations.

EXAMPLE


  The following example demonstrates the expenses you would pay on a $1,000 investment assuming 5% annual return and (1) redemption at the end of each time period:


                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     International Fund........................  $20     $42    $ 66     $135
     Emerging Markets Fund.....................  $36     $68    $104     $203
     Foreign Small Cap Fund....................  $33     $61
     All Countries FundSM......................  $20     $42


or (2) no redemption at the end of each period:


                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     International Fund........................  $15     $37     $60     $127
     Emerging Markets Fund.....................  $25     $57     $92     $189
     Foreign Small Cap Fund....................  $23     $50
     All Countries FundSM......................  $15     $37



  THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES, EXCEPT WITH RESPECT TO THE FOREIGN SMALL CAP AND ALL COUNTRIES FUNDS FOR WHICH IT IS BASED ON ESTIMATED EXPENSES. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMPTION OF A 5% ANNUAL RETURN IS REQUIRED BY THE SEC AND IS NOT A PREDICTION OF A FUND'S FUTURE PERFORMANCE. THE EXAMPLE ASSUMES THE DEDUCTION OF TRANSACTION FEES AT THE TIME OF PURCHASE AND REDEMPTION. INVESTMENTS IN THE FUNDS PRIOR TO APRIL 15, 1997, ARE NOT SUBJECT TO THE TRANSACTION FEES.

  The Adviser may direct a Fund's securities transactions to brokers who may agree to assume (or to arrange for third parties to assume) certain expenses of the Fund.

                             FINANCIAL HIGHLIGHTS

  The following information is included in the Trust's Annual Report and has been audited by Arthur Andersen LLP, the Trust's independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report, and is incorporated by reference into the SAI. As of December 31, 1997, the Foreign Small Cap Fund and All Countries FundSM had not yet commenced operations. The Trust's 1997 Annual Report to Shareholders is available upon request and without charge by calling 1-800-414-6927.

  For a Share Outstanding Throughout Each Period.

                             INTERNATIONAL FUND          EMERGING MARKETS FUND
                          --------------------------   -------------------------
                           YEAR ENDED   PERIOD ENDED    YEAR ENDED  PERIOD ENDED
                          DECEMBER 31,  DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                              1997         1996*+          1997        1996*+
                          ------------  ------------   ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  10.12      $ 10.12        $ 10.12      $ 10.12
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income...        0.10          --            0.05          --
Net Realized and
 Unrealized Loss........       (0.25)         --           (1.58)         --
                            --------      -------        -------      -------
  Total from Investment
   Operations...........       (0.15)         --           (1.53)         --
                            --------      -------        -------      -------
LESS DISTRIBUTIONS FROM:
Net Investment Income...       (0.08)         --           (0.07)         --
In Excess of Net
 Investment Income......         --  ++       --             --           --
Capital Gains...........       (0.10)         --           (0.02)         --
                            --------      -------        -------      -------
  Total Distributions...       (0.18)         --           (0.09)         --
                            --------      -------        -------      -------
Net Asset Value, End of
 Period.................    $   9.79      $ 10.12        $  8.50      $ 10.12
                            ========      =======        =======      =======
TOTAL RETURN............       (1.46)%       0.00 %       (15.11)%       0.00 %
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (in Thousands)..    $186,559      $ 4,296        $36,720      $ 5,233
RATIO OF EXPENSES TO
 AVERAGE NET ASSETS(1)..        1.00 %       1.00 %**       1.50 %       1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............        1.84 %       3.50 %**       1.12 %       2.87 %**
Portfolio Turnover
 Rate...................          14 %          0 %           15 %          0 %
Average Commission Rate
  Per Share.............    $ 0.0078      $0.0000        $0.0034      $0.0000
  As a Percentage of
   Trade Amount.........        0.36 %        --            0.62 %        --

________
(1) Effect of voluntary expense limitation during the period:
  Ratio of Expenses to
   Average Net Assets...        1.29 %      77.13 %**       2.18 %      65.28 %**
  Ratio of Net
   Investment Income
   (Loss) to Average Net
   Assets...............        1.55 %     (72.63)%**       0.44 %     (60.91)%**

*  The Fund commenced operations on December 30, 1996.
** Annualized.
+ The per share amounts for the two-day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

                      INVESTMENT OBJECTIVES AND POLICIES

  Each Fund's investment objective and the investment restrictions set forth under "INVESTMENT RESTRICTIONS" in the SAI are fundamental and may not be changed without Shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without Shareholder approval.

INTERNATIONAL FUND

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments outside the United States which the Adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the United States. This 80% does not include the cash position of the Fund.

EMERGING MARKETS FUND

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the Adviser believes are undervalued. The Fund may also, to a lesser degree, invest in private placement emerging market equity securities. Dividend and interest income from portfolio securities is largely an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.


  Under normal circumstances, the Fund will invest at least 70% of the the value of its total assets in securities of issuers located in emerging market countries. As used in this Prospectus, the terms "emerging market country," "emerging country," or "developing country" apply to any country that, in the Adviser's opinion, is generally considered to be an emerging or developing country in the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation. There are currently over 130 countries that are emerging or developing countries under this standard; approximately 40 of these countries currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Securities of issuers located in emerging market countries or traded in emerging markets present greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets.

  By engaging in its own research and by reviewing research obtained through outside sources, the Adviser seeks to identify appropriate investments for the Fund. The Adviser considers a number of factors in evaluating potential investments including political risks, classic macro-economic variables and equity market valuations. The Adviser also focuses on the quality of a company's management, the company's growth prospects, and the financial wellbeing of the company. The Fund's investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. In situations where the market for a particular security is determined by the Adviser to be sufficiently liquid, the Fund may engage in short sales. These investment techniques are described below under "Investment Techniques" and "RISK FACTORS," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

FOREIGN SMALL CAP FUND

  The Fund's investment objective is to provide long-term capital growth. It seeks to achieve its objective by investing primarily in equity securities of issuers with relatively small market capitalizations (share price times number of equity securities outstanding) located outside the United States which the Adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest at least 70% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million USD (at the time of purchase) and (2) companies located in developed countries, other than the United States, with individual market capitalizations of less than $1.5 billion USD (at the time of purchase).

ALL COUNTRIES FUND(SM)

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments in any country which the Adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

INVESTMENT POLICIES COMMON TO EACH FUND

  Although each Fund generally invests in common stock, a Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. Each Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depositary receipts (collectively, "Depositary Receipts"). Each Fund may invest in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including, but not limited to, real estate investment trusts ("REITs"). Each Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Adviser, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under "Investment Techniques" and "Risk Factors," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI. Whenever, in the judgment of the Adviser, market or economic conditions warrant, each Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques--Temporary Investments."

INVESTMENT TECHNIQUES

  Unless specified to the contrary, each Fund may engage in the investment techniques and make the types of investments described and discussed in this section.

  Depositary Receipts. Each Fund may purchase sponsored and unsponsored Depositary Receipts that are or become available, including ADRs, GDRs, EDRs and other Depositary Receipts. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

  Sovereign Debt. Each Fund may invest in Sovereign Debt, which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

  Brady Bonds. Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

  Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

  Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

  Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

  Investment Funds. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. Each Fund may invest in these investment funds, as well as other closed-end investment companies (collectively, "Investment Funds"), subject to the provisions of the Investment Company Act of 1940, as amended, and rules thereunder (the "1940 Act") and other applicable laws as discussed below under "INVESTMENT LIMITATIONS." If a Fund invests in investment funds, shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the underlying investment funds.

  Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks ("counterparties") that the Adviser has determined meet the credit guidelines established by the Board of Trustees. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. The Fund may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and the Fund's realization upon the collateral is delayed or limited. Each Fund's aggregate investment in certain illiquid repurchase agreements and other investments is limited as set forth under "INVESTMENT LIMITATIONS."

  Securities Lending. Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income; however, currently, no Fund intends to engage in such lending. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. For more detailed information about securities lending, see "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

  Temporary Investments. Each Fund may make money market investments pending other investment or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

  For temporary defensive purposes, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"),
(b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's Investors Service, Inc. or Standard & Poor's Corporation (i.e., rated at least A).

  "When-Issued" Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms; the Funds will enter into these transactions in order to lock in the yield (price) available at the time of commitment.

  Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities' market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

  Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. Each Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Each Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit a Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. Each Fund may also enter into foreign currency futures contracts ("currency futures").


  Except where segregated accounts are not required by the 1940 Act, when a Fund enters into a forward contract or currency future, the Custodian will place cash, U.S. government securities, or other liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts. See "INVESTMENT POLICIES AND TECHNIQUES--Forward Currency Contracts" in the SAI.

  Each Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over the counter.

  Non-Publicly Traded Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. As a general matter, each Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market, nor more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Subject to these limits, however, a Fund may invest up to 25% of its total assets in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

  Borrowing and Other Forms of Leverage. Each Fund may borrow money from U.S.- regulated banks. The 1940 Act and each Fund's fundamental investment policies restrict such borrowing to 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Borrowing creates leverage, which is a speculative characteristic; leverage from borrowing will magnify declines as well as increases in a Fund's net asset value per share and net yield. A Fund will borrow only on a secured basis, and only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

  Options Transactions. Each Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options in which a Fund may transact will be traded on a recognized securities or futures exchange or over the counter. Options markets in emerging countries are currently limited and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such markets.

  Each Fund may write (i.e., sell) covered call options. A call gives the purchaser the right to buy the security underlying the option from the Fund at the stated exercise price, on or before a specified date (the "termination date") that is usually not more than nine months from the date the option is issued. A "covered" call means that so long as the Fund is obligated as the writer of the option, it will own (i) the securities underlying the option, or
(ii) securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option.


  Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options a Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid securities equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

  Each Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when a Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

  The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. The Adviser believes that each Fund will minimize its risk of being unable to close out an options contract by transacting in options only if there appears to be a liquid secondary market for those options.

  Futures Contracts. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "INVESTMENT POLICIES AND TECHNIQUES Derivative Instruments--Futures Contracts" in the SAI. With respect to positions in futures and related options that do not constitute "bona fide hedging" positions as defined in regulations of the Commodity Futures Trading Commission, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.


  The primary risks associated with the use of futures and options on futures are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of related futures and options on futures purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract (or related option) and the resulting inability to close a futures position, which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In the opinion of the Trustees, the risk that the Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market. For more detailed information about futures transactions see "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.


  Short Sales. Each Fund may from time to time sell securities short without limitation, although initially there is no intention to sell securities short. In a short sale, a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. All short sales by a Fund will be fully collateralized. Short sales involve certain risks and special considerations; possible losses from short sales may be unlimited, whereas losses from purchases of securities are limited to the total amount invested. Each Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

  REITS. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the underlying property owned or the quality of the loans held by the trust.

                                 RISK FACTORS

FOREIGN INVESTMENT

  Investment in securities of foreign issuers and in foreign branches of domestic banks, involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers:

Information                    Publicly available information about foreign
                               issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies.
                               Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the U.S. or other more developed countries.

Regulation                     There may be less government supervision and
                               regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

Liquidity and Concentration    Many foreign securities markets have
                               substantially less volume than U.S. national securities exchanges. Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S.
                               or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

Brokerage                      Brokerage commissions and other transaction
                               costs on foreign securities exchanges are generally higher than in the U.S.

Taxes Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Funds' shareholders will be able to claim a credit for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See "TAXES."

Political/Economy              Political and economic developments may present
                               risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest).
                               It may be more difficult to obtain a judgment in a court outside the U.S.

Currency Exchange              Securities of foreign issuers are frequently
                               denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect
                               (favorably or unfavorably) the value of a Fund's assets in U.S. dollars. A Fund may incur costs in converting between currencies.

Repatriation Restrictions      Foreign governments may delay or restrict
                               repatriation of a Fund's investment income or other assets. If, for any reason, a Fund were unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S.
                               Internal Revenue Code of 1986, as amended (the
                               "Code").

INVESTING IN SMALLER CAPITALIZATION STOCKS

  The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

INVESTING IN LOWER RATED DEBT SECURITIES

  Each Fund may invest in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider credit risk and market risk in making debt security investment decisions for each Fund. Investors should carefully consider the relative risks of investing in a Fund that purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investing.

  The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

OTHER INVESTMENT RISK FACTORS

  Each of the Funds' investment strategies involves specific risks. Further information about these specific risks can be found in this Prospectus under "INVESTMENT OBJECTIVES AND POLICIES--Investment Techniques" and under "INVESTMENT POLICIES AND TECHNIQUES" and "ADDITIONAL RISK FACTORS" in the SAI.

                            INVESTMENT LIMITATIONS

  Each Fund has adopted certain fundamental investment policies and restrictions. A Fund may not change its investment objective or any fundamental policy or restriction without approval of the holders of a majority of the Fund's outstanding shares. Each Fund has also instituted non-fundamental operating policies. Although the Board of Trustees may change operating policies without shareholder approval, the Trust will promptly notify shareholders of any material change in non-fundamental operating policies. See "INVESTMENT RESTRICTIONS" in the SAI.

  Each Fund is a diversified company under the 1940 Act and is therefore subject to the following limitations:

  . as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of or securities guaranteed by the U.S. Government and its agencies and instrumentalities, and

  . the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

Each Fund also intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "TAXES."

  Under each Fund's non-fundamental restrictions, a Fund may not (i) invest more than 15% of the market value of its net assets in investments for which market quotations are not readily available or that are otherwise illiquid;
(ii) mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 33 1/3% of the value of the Fund's net assets at the time of borrowing; or (iii) invest more than 5% of its net assets in warrants (exclusive of amounts acquired in units or attached to securities). Each Fund may invest no more than 15% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities.

  Each Fund will not invest 25% or more of the total value of its assets in a particular industry. For purposes of this investment restriction, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of a Fund's assets.

  Each Fund's investment techniques are described herein under "Investment Techniques" and "RISK FACTORS," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI. Each Fund invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, each Fund normally expects to have an annual portfolio turnover rate of less than 50%.

                       PURCHASE AND REDEMPTION OF SHARES


  You may purchase and redeem shares of each Fund on any day when the New York Stock Exchange ("NYSE") is open for business (a "business day") so long as the Custodian is also open for business that day. The purchase price of shares is a Fund's net asset value per share next determined after receipt of your purchase order, plus any applicable transaction fee; the amount of any transaction fee is deducted from the total amount of your investment, and the remaining amount of your investment is invested in the Fund. The redemption price of shares is a Fund's net asset value per share next determined after receipt of your redemption request in "good order," less any applicable transaction fee. Each Fund's net asset value per share is determined on each business day at the close of regular trading of the NYSE (currently 4:00 p.m., Eastern Time). Purchase orders and redemption requests received prior to this time on any business day will be executed at the price computed on that day; orders and requests received after the regular close of the NYSE will be executed at the price computed on the next business day. The Trust reserves the right to refuse any order for purchase of shares.

HOW TO PURCHASE SHARES

  How to Open an Account. To open an account, you must complete an Account Registration Form and send it to the Trust, and either send in your check or arrange for a wire transfer. Your initial investment must be for at least $1,000,000 unless you have received a waiver from the Adviser. For purposes of meeting the required minimum investments, the Trust will aggregate all accounts under common ownership or control, including accounts of spouses and minor children. There is no minimum for employer sponsored 401(k) plans that have more than 100 employee participants.

By Check Make your check (or other negotiable bank draft or money order) payable to: "Hansberger Institutional Series," and mail it with your completed and signed Account Registration Form to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               Checks must be drawn on U.S. banks.

By Wire Have your bank send a Federal funds wire or a bank wire to the Trust, and mail your completed and signed Account Registration Form to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               The Trust will accept your purchase order before receiving your Account Registration Form only if you have provided certain information with your wire.

                               You must follow these steps to purchase shares by wire: First, telephone the Trust at 1-800-414-6927 to receive a wire control number. To be issued your account number, you will need to provide a written application with your name, address, telephone number, Social Security or Tax Identification ("I.D.") Number, the amount being wired, and the name of the bank sending the wire. Second, instruct your bank to wire the specified amount to the following account (be sure to have your bank include your account number and the Fund's name):

                                       The Chase Manhattan Bank
                                       ABA Number 021000021
                                       DDA Number 910 2 777076
                                       Attn: Hansberger Institutional Series
                                       Ref: (Fund name, account number,
                                           account name, wire control
                                           number).


                               Federal funds wires cannot be made on any federal holiday restricting wire transfers, even if the NYSE is open on that day. Liability of the Fund or its agents for fraudulent or unauthorized wire instructions may be limited. See "SHAREHOLDER SERVICES--Telephone
                               Transaction Privilege."

                               Your bank may charge a service fee for sending a Federal funds wire or bank wire.

  Letter of Intent. You may make an initial investment of less than $1 million if you execute a letter of intent ("Letter") which expresses your intention to invest at least $1 million in the Funds within 13 months. The minimum initial investment under a Letter is $100,000. If you do not invest at least $1 million in shares of the Funds or other funds advised by the Adviser within the 13-month period from execution of the Letter, the shares actually purchased may be involuntarily redeemed and the proceeds sent to you at your address of record. Any redemptions you make during the 13-month period will be subtracted from the amount of shares purchased for purposes of determining whether the terms of the Letter have been completed.

  How to Add to Your Investment. You may purchase additional shares for your account at any time by mailing a check or by wiring funds to the Fund according to the procedures above. If wiring funds, please call 1-800-414-6927 to receive a wire control number. Your check, a cover letter, or your wire instructions must specify the name of the Fund, the name on your account and your account number, and you must call the Fund before wiring funds. Your check or wire must be for at least $100,000.

OTHER PURCHASE INFORMATION

  Payment for shares of a Fund must be in United States dollars, unless you have received the Fund's prior written approval to make payment in other currencies or by tendering securities.

  No share certificates will be issued. All shares purchased for your account will be confirmed to you and credited to your account on the Fund's books maintained by the Transfer Agent.

  To ensure that checks are collected, you may not redeem shares purchased by check until payment for the purchase has been received; receipt may take up to eight business days after purchase. If your purchase is cancelled due to nonpayment or because your check does not clear, you will be responsible for any loss incurred by the Trust or its agents, and you may be restricted from making future investments in the Trust. If you are already a shareholder, the Trust may redeem shares from your account(s) as reimbursement for any such loss.

  If an investment in the Funds is made through a broker that has executed a dealer agreement with the Trust, the Adviser or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact the Adviser for additional information.

  Investors may also purchase shares of a Fund through banks, brokers, agents and registered broker-dealers who may or may not have a dealer agreement with the Funds. Those banks, brokers, agents and broker-dealers, who make purchases for their customers, may charge a fee for such services.

  The Trust reserves the right to reject any purchase order for shares if the Trust or its agents determine that accepting such order would not be in the best interest of a Fund or its existing shareholders.

HOW TO REDEEM SHARES

  You may withdraw all or any portion of the amount in your account by redeeming your shares at any time. Redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Fund at the time you redeem. Please note that purchases made by check cannot be redeemed until payment has been collected, which may take up to eight business days after purchase. You may redeem shares of the Funds by mail or telephone.

By Mail                        Send your redemption request to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               "Good order" means that your redemption request includes the following documentation:

                               .  A letter of instruction or a stock
                                  assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

                               .  Any required signature guarantees (see
                                  "Further Redemption Information" below).

                               .  Other supporting legal documents, if
                                  required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

                               If you are uncertain of requirements for redemption of your shares, consult with a representative of the Trust.

By Telephone
                               If you have telephone transaction privileges, you can request a redemption of your shares by calling the Fund prior to 4:00 P.M. Eastern Time, to receive that day's closing net asset value; redemption proceeds will be mailed to you or wired to your bank. When placing a redemption order by telephone, you should have ready the name and address on your account and the account number from which you want to redeem shares, and your Social Security or Tax I.D. number; additional personal identification information may also be required. If you experience difficulty placing a redemption order by telephone, you may send your request by regular or express mail and it will be effective at the net asset value next determined after it is received in good order. The Fund's and the Transfer Agent's liability for fraudulent or unauthorized telephone redemption requests may be limited. See "SHAREHOLDER SERVICES--Telephone Transaction
                               Privilege."

                               To change a bank or bank account designated to receive your redemption proceeds by wire, you must send a written request to the Fund at the address above. Each shareholder must sign any request to change the bank or bank account, and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

  Normally the Funds make payment for all shares redeemed within one business day after receiving the request in good order; payment may be delayed, but not for more than seven days, except in the case of redemptions of shares purchased by check, as discussed above. A Fund may suspend redemptions or postpone the effective date of redemptions at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.

  Each Fund may, although it does not intend to do so under normal circumstances, pay redemption proceeds in whole or in part by a distribution in kind of securities held in its portfolio, in conformity with applicable SEC rules.

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.


  To protect your account, the Trust and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record.

  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  .  share transfer requests.

    Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Notaries public are not acceptable guarantors.

  Please contact the Trust for further information. See "ADDITIONAL SHAREHOLDER INFORMATION" in the SAI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  You may exchange your shares of a Fund for shares of any other available Fund without charge once every six months. Call the Trust to find out what Funds are available. An exchange is treated as a redemption followed by a purchase, and is subject to all requirements that apply to redemptions and purchases. An exchange request will normally be effective at the net asset value next determined after it is received in "good order." An exchange will be considered a taxable event for shareholders subject to tax. Before you make an exchange, you should read the prospectus disclosure relating to the new Fund(s) in which you seek to invest. Shares of the new Fund(s) must be registered for sale in your state of residence for the exchange privilege to be available.

  You may exchange shares by mail and, if you have telephone transaction privileges, by telephone. See "Telephone Transaction Privilege."

By Mail                        Send your exchange request to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               Your exchange request must be in "good order" (see "How To Redeem Shares--By Mail" above), and must also include the name of the new Fund(s) into which you wish to exchange your shares.

By Telephone                   If you have telephone transaction privileges,
                               you may exchange shares by calling the Trust at 1-800-414-6927. You should have ready the account name and address and the account number of the Fund account from which you intend to exchange shares, the name of the Fund into which you intend to exchange shares, and your Social Security or Tax I.D. number; additional personal identification information may also be required. If you experience difficulty placing an exchange order by telephone, you may send your request by regular or express mail and it will be effective at the net asset value next determined after it is received in good order.
                               The Trust's and the Transfer Agent's liability for fraudulent or unauthorized telephone transactions may be limited. See "Telephone
                               Transaction Privilege."

In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Trust reserves the right to terminate the exchange privilege of any shareholder at the Trust's sole discretion.

PURCHASES OR EXCHANGES BY TIMING ACCOUNTS

  Market timing or allocation services ("Timing Accounts") generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators. The Trust reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern. In addition, the Trust reserves the right to refuse the purchase side of a redemption and purchase request by any Timing Account, person, or group if, in the Adviser's judgement, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A Shareholder's exchanges into a Fund may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges, purchases and redemptions that coincides with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

TELEPHONE TRANSACTION PRIVILEGE

  When you open your account, you may elect to have telephone transaction privileges by completing the "Telephone Transaction" section of the Account Registration Form. You may have telephone access to certain information regarding your account, such as your current share value, even if you do not want the ability to make transactions by telephone.

  During periods of drastic economic or market changes, telephone redemption and exchange options may be difficult to implement, and you may need to send your requests by mail.

  The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and you may be required to provide additional written instructions by facsimile. Neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed.

TRANSFER OF REGISTRATION

  You may transfer registration of any of your shares in a Fund to another person by writing to the Transfer Agent at Hansberger Institutional Series, c/o Chase Global Fund Services Company, 73 Tremont Street, Boston, MA 02108-3913. Your written request must be in "good order" before any transfer can be effective. For a description of "good order," see "How to Redeem Shares--By Mail" above.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Board of Trustees decides upon matters of general policy and reviews the actions of each Fund's Adviser and Administrator. The officers of the Trust conduct and supervise its daily business operations. See "TRUSTEES AND OFFICERS OF THE TRUST" in the SAI.

INVESTMENT ADVISER

  Hansberger Global Investors is the Investment Adviser to the Trust. The Adviser, with principal offices at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida, 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. See "INVESTMENT ADVISER" in the SAI.

  The Adviser provides each Fund with investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), and, subject to the supervision of the Board of Trustees, makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund's investments. Under the terms of its Advisory Agreement, each Fund pays the Adviser a monthly advisory fee, accrued daily based on the Fund's average daily net assets, at the annual rates set forth in the table below. Because each Fund invests internationally, these advisory fees are higher than those of most investment companies, but the Adviser believes the fees are comparable to those of investment companies with similar objectives and policies.

         FUND                                                      ADVISORY FEE
         ----                                                      ------------
     International Fund...........................................     0.75%
     Emerging Markets Fund........................................     1.00%
     Foreign Small Cap Fund.......................................     0.90%
     All Countries FundSM.........................................     0.75%

PORTFOLIO MANAGEMENT TEAMS

     FUNDS                             PORTFOLIO MANAGERS
     -----                             ------------------

Emerging          THOMAS L. HANSBERGER is the Chairman and Chief Executive
Markets All       Officer of the Adviser and the Trust. Mr. Hansberger is
Countries         primarily responsible for the day-to-day management of the
                  Emerging Markets and All Countries Funds. Before forming the
                  Adviser, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc.
                  ("Templeton"), the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton Mutual
                  Funds.

     FUNDS                             PORTFOLIO MANAGERS
     -----                             ------------------
International     JAMES E. CHANEY joined the Adviser in 1996 as Chief
                  Investment Officer and is primarily responsible for the day-to-day management of the International Fund. Prior to joining the Adviser, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio
                  Management/ Strategy Committee. While at Templeton, Mr.
                  Chaney managed numerous accounts, including the $2.5 billion
                  Templeton Institutional Funds Inc. Foreign Equity Series.
                  The Templeton Institutional Funds Inc. Foreign Equity Series reported an average annual total return of 16.89% for the one-year period ended June 30, 1996, and 13.59% for the period of Mr. Chaney's tenure as portfolio manager, October
                  1, 1993 to June 30, 1996./1/ This is relevant because the
                  Templeton Institutional Funds Inc. Foreign Equity Series was the only comparable account managed by Mr. Chaney while at Templeton with substantially similar investment objectives, policies and strategies as the International Fund. Of course, past performance is not necessarily indicative of future performance.

Foreign Small     LAURETTA (RETZ) REEVES joined the Adviser in 1996 as a
Cap               Managing Director, portfolio manager and research analyst.
                  She also serves as Director of Research for the Adviser. Ms.
                  Reeves is primarily responsible for the day-to-day management of the Foreign Small Cap Fund. Prior to joining the Adviser she was Senior Vice President of Templeton in the research and portfolio management group with primary responsibility for numerous industries and countries, including global chemicals and European banks.

Emerging          FRANCISCO ALZURU joined the Adviser in 1994 as a Managing
Markets All       Director, portfolio manager and research analyst,
Countries         specializing in Latin America. Prior to joining the Adviser, he worked at Vestcorp Partners as their Latin American analyst.

Emerging Markets  AJIT DAYAL joined the Adviser in 1998 as Managing Director
All Countries     of India. Prior to joining the Adviser he was a Director of all Jardine Fleming companies in India, with direct responsibility for research and investment management.

International     JOHN FENLEY joined the Adviser in 1997 as a research
                  analyst, responsible for research coverage of global equities. Prior to joining the Adviser, he was the portfolio manager for the Institutional Investment Department of Sun
                  Trust Bank, and before that served as a portfolio manager and equity analyst for Fifth Third Bank.

Emerging Markets  AUREOLE FOONG joined the Adviser in 1997 as Director of
                  Asian Research. Prior to joining the Adviser, he was a Director of Peregrine Asset Management where he was responsible for several mutual fund and private accounts investing in regional Asian markets.

International     VICTORIA GRETZKY joined the Adviser in 1995 as a research
                  analyst. Prior to joining the Adviser, she was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring Russian Companies during privatization.

________
1 Morningstar Principia(TM) for Mutual Funds, July 1996. Performance data was calculated using the SEC standardized method of calculating average annual total return. See "PERFORMANCE INFORMATION" in the SAI.

     FUNDS                             PORTFOLIO MANAGERS
     -----                             ------------------
Foreign Small Cap CHARLES F. GULDEN joined the Adviser in 1996 as a Managing
                  Director, portfolio manager and research analyst. Prior to joining the Adviser, he was Vice President and Director of Templeton in the research and portfolio management group with primary research responsibility for global health care services and agricultural chemical sectors.

International     JOHN HOCK joined the Adviser in 1996 as a research analyst.
                  Prior to joining the Adviser, he was a vice president and senior analyst in the global securities research and economics group at Merrill Lynch.

Foreign Small Cap RON HOLT joined the Adviser in 1997 as a research analyst.
                  Prior to joining the Adviser, he was a Vice President in the Corporate and Institutional Client Group at Merrill Lynch.

Emerging          ROBERT MAZUELOS joined the Adviser in 1995 as a research
Markets All       analyst. Prior to joining the Adviser, he was a performance
Countries         analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds.

Emerging          VLADIMIR TYURENKOV joined the Adviser in 1995 as Managing
Markets           Director of Eastern Europe and Russia, portfolio manager and
Foreign Small     research analyst. Prior to joining the Adviser, he spent
Cap               several years working for the Russian Government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program.

ADMINISTRATOR AND TRANSFER AGENT

  Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, (the "Administrator" or "Transfer Agent") provides administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement"). Services provided under the Administration Agreement are subject to supervision by officers of the Trust and the Board of Trustees, and include day-to-day administration of matters related to the existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian, and assistance in preparing the Trust's registration statements under federal and state laws. Also under the Administration Agreement, the Administrator (through its agents) provides dividend disbursing and transfer agent services to the Trust. For additional information regarding the Administration Agreement, see "TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT" in the SAI. For its services under the Administration Agreement, the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million in average daily net assets, 0.08% for the next $500 million, and 0.06% for average net assets over $1 billion.

EXPENSES

  Each Fund is responsible for payment of certain other fees and expenses (including legal fees, accountant's fees, custodial fees and printing and mailing costs) specified in the Advisory and Administration Agreements. Each Fund will also bear a portion of its operating costs, including amortized organizational costs.

                              VALUATION OF SHARES

  The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of the Fund's outstanding shares. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are not readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average bid and asked prices quoted on such valuation date by reputable brokers.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

  The value of other assets and securities for which no quotations are readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith using methods determined by the Board of Trustees. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid price and asked price for such currencies against the U.S. dollar last quoted by any major bank.

                            PERFORMANCE INFORMATION

  Each Fund may advertise its "total return," which shows what an investment in the Fund would have earned over a specified period of time (such as one, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or on redemption. The Funds may also include comparative performance information in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "PERFORMANCE INFORMATION" in the SAI.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All income dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value unless the shareholder has elected to receive income dividends and capital gains distributions in cash. A shareholder may make this election by providing written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form.

  Each Fund expects to distribute substantially all of its net investment income in the form of dividends at least annually. Net capital gains, if any, will be distributed annually.

  Undistributed net investment income is included in a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

                                     TAXES

  The following summary of United States federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

  No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code so that each Fund will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders.

  Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Fund's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Fund will generally qualify for the 70% dividends-received deduction for corporate shareholders only to the extent of the aggregate qualifying dividend income received by the Fund from U.S. corporations. Each Fund will report annually to its shareholders the amount of dividend income qualifying for such treatment.

  Distributions of net capital gain are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Fund sends reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses), including any available capital loss carryforwards, prior to the end of each calendar year to avoid liability for federal excise tax.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on the last day of that year if the distributions are paid by the Fund at any time during the following January.

  The sale or redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed shares. If capital gain distributions have been made in respect of shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

  Shareholders are urged to consult with their tax advisers concerning the application of state and local income taxes to investments in a Fund, which may differ from the federal income tax consequences described above.

  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Information on taxation of a Fund by certain foreign countries is set out in the SAI. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although each Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that each Fund will be able to do so.

  A Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or where the Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholders' Federal income tax liability.

  THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HERETO FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS ABOUT THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                            PORTFOLIO TRANSACTIONS

  Each Fund's Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution on all transactions for the Fund. Each Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

  Since shares of the Funds are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

  In purchasing and selling securities for a Fund, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for a Fund, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

                              GENERAL INFORMATION

ORGANIZATION OF THE TRUST AND THE FUNDS; DESCRIPTION OF SHARES

  The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 25, 1996. The Declaration of Trust permits the Trust to issue an indefinite number of units of beneficial interest ("shares"), with or without par value.

  The Trust may issue shares in any number of "series"; each series of the Trust is a separate portfolio and functions as a separate mutual fund, although the Funds would share a common board of trustees, and may share an adviser, administrator, transfer agent, or custodian. All consideration received by the Trust for shares of any series, and all assets of that series, belong only to that series and are subject to that series' liabilities. The Funds are currently the only series of the Trust. Each Fund currently offers only one class of shares. The Trustees may, however, create and issue additional series of shares and may create and issue shares of additional classes of one or more series.

  Except as described below, the shares of each Fund, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each share entitles the shareholder of record to one vote. All shareholders of a Fund may vote as a single class on each matter presented to shareholders for action except with respect to any matter that affects one or more series or class solely or in a manner different from others, in which case the shares of the affected series or class are entitled to vote separately. The shares of the Trust have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as defined in the 1940 Act) the Fund.

  The Trust is not required to hold annual shareholder meetings; shareholder meetings will be held from time to time for the election of Trustees under certain circumstances, or to seek approval for changes to the operations of the Trust or a Fund. A Trustee may be removed from office by the remaining Trustees, or by the shareholders at a special meeting called on the written request of shareholders owning at least 10% of the Trust's outstanding shares.

REPORTS AND STATEMENTS TO SHAREHOLDERS

  Each Fund's fiscal year ends on December 31st of each year. Each Fund will send annual, semi-annual, and quarterly reports to its shareholders; the financial statements appearing in annual reports are audited by the Trust's independent accountants.

CUSTODIAN

  The Chase Manhattan Bank serves as each Fund's custodian. For more information on the custodian, see "CUSTODIAN" in the SAI.

INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, serves as independent accountants for the Trust and audits its annual financial statements.

[LOGO]  HANSBERGER INSTITUTIONAL SERIES
        515 E. Las Olas Blvd.
        Fort Lauderdale, FL 33301
        Tel.: 954-522-5150
        Fax.: 954-522-3557
--------------------------------------------------------------------------------
                      Internet e-mail:info@hansberger.com